Exhibit 99.2

Second Quarter 2006 Results Presentation July 26, 2006

Important Disclosure This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations, assumptions and projections about NAVTEQ at the time that the statements are made. Such statements may include, but are not limited to, expectations of future operating results, growth in unit volume or share of business, product release schedules for NAVTEQ and our customers, and receipt of payments from customers. The forward-looking statements are subject to certain risks and uncertainties that may cause the actual results to differ materially from our past performance and our current expectations and projections. For a discussion of these risks and factors that may affect future performance, please review the reports filed by NAVTEQ with the SEC; in particular, note the risk factors set forth under "Item 1A. Risk Factors" in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005. NAVTEQ disclaims any obligation to update or revise any forward-looking statements, except as required by law.

Agenda Q2/YTD Results & Business Update CEO Judson Green Detailed Q2 Results & Metrics CFO Dave Mullen Closing Remarks CEO Judson Green Questions & Answers Appendix

Q2 Results Overview Costs & expenses generally came in as expected 1H06 ‘Net Cash from Operating Activities’ was $52.4 million Cash and marketable securities of $259.5 million at 7/2/06 Revenue set a new second quarter record… …but was lower than plan primarily due to three major factors: Delayed payments from a significant customer; Unfavorable car sales trends in North America; and Launch delays for new portable devices in Europe. ($ in millions, FY2006 FY2006 except per share data) Q2 YTD Revenue 135.9 $ 258.3 $ Costs & Expenses (102.8) (204.4) Operating Income 33.1 53.8 Other Income (Expense) 2.0 4.4 Pre-Tax Income 35.2 58.2 Tax Expense (11.4) (18.8) Cumul Effect Chg in Acctg - 0.5 Net Income 23.8 $ 39.9 $ Diluted EPS (as reported) 0.25 $ 0.42 $

Business Update — Revenue By Geographic Region Europe, Middle East & Africa (EMEA) Q2 revenue grew 3% vs. 2Q05 2Q06 average US$/Euro rate of $1.26 (same rate as 2Q05) Americas Q2 revenue grew 22% vs. 2Q05 Asia-Pacific Q2 revenue of $1.4 million 2Q06 EMEA 62% Americas 37% Asia-Pacific 1%

Business Update — In-Dash Europe in-dash revenue was lower than expected Slower rollout of update program (Renewal Program for Maps) Weak luxury car sales North America in-dash revenue fell short of plan Mix of car sales favored models with lower navigation take rates, fleet vehicles On track to achieve 50%+ full year adoption Slower take rate growth in non-luxury car classes Awarded future in-dash business Renault [EU] Ford Premium Auto Group (PAG)* [EU] Ford & Ford PAG [NA] Audi 3G [EU] * Includes Jaguar, Land Rover, Volvo, and Aston Martin.

Business Update — Portable Devices, Other Portable Devices Europe map units and revenue fell short of plan Delay of new PND products shifted some Q2 revenue into 4Q06 and 2007 TomTom’s success dampened share gains for our customers North American portable business growing ahead of plan New portable business Alpine Blackbird Philips Wireless Verizon Wireless began heavy advertising of the VZ Navigator service Business Solutions Won Trimble Navigation’s Mobile Solutions business (NA)

Business Update — Products and Services Coverage Launched Detailed City coverage for Spain, Portugal and Italy Released Full Coverage map of Poland Content Fodor’s travel guide Camera Alerts for NAVTEQ Traffic Thales/Magellan and Alpine sign up for NAVTEQ Traffic RDS

Q2 Revenue Analysis 2Q06 average US$/euro rate of $1.26 vs. 2Q05 average rate ($1.26): no significant impact to revenue or diluted EPS vs. Guidance rate ($1.20): increased revenue by $3.8 million and diluted EPS by $0.01 Media revenue represented 91% of total 2.5 million map units sold Distribution Services 18% of revenue 43% of total in-dash map units License fees for Top 10 customers declined an average of 7% Map Units (in thousands) 2006 2006 % CHANGE 2005 % CHANGE Q2 Q1 VS. 1Q06 Q2 VS. 2Q05 In-Dash 1,026 957 7% 934 10% Portable Device 1,450 1,035 40% 864 68% Total Map Units 2,476 1,992 24% 1,798 38% Note: Map units include initials, updates, additional regions, and all other maps used for route guidance.

Q2 Operating Expense and Profitability Analysis (1 of 2) Database Creation and Distribution costs Up 14% vs. 2Q05 Up 4% vs. 1Q06 SG&A expenses Up 33% vs. 2Q05 Down 4% vs. 1Q06 Operating Expenses 2Q06 Database Creation 43% SG&A Expenses 36% Distribution & Direct Costs 21%

Q2 Operating Expense and Profitability Analysis (2 of 2) Stock-based compensation expense: $4.5 million Stock option portion: $2.2 million Operating margin: 24.4% Effective tax rate: 32.4% First-time cash tax payer in Europe in 2006 0% 5% 10% 15% 20% 25% 30% 35% 2Q05 3Q05 4Q05 1Q06 2Q06 Operating Margin

Closing Remarks NAVTEQ is uniquely positioned to capitalize on growth in GPS technology In-dash may face near-term challenges, but we feel good about the future Location technology and maps will spread to more kinds of devices We remain upbeat about both the market and our prospects Key in-dash business wins Pipeline of new portable devices Wireless solutions in the U.S. However, a number of uncertainties could negatively impact our results Delayed customer payment Car sales trends Q4 portable device growth

Questions & Answers

Appendix

Key Financial and Other Metrics ($ in millions, except where indicated) 2005A 2005A 2005A 2006 2006 2Q 3Q 4Q 1Q 2Q Average USD/euro FX rate $1.261 $1.222 $1.189 $1.202 $1.260 Days in the period 91 91 97 92 91 Revenue 122.8 $ 123.0 $ 146.0 $ 122.3 $ 135.9 $ % Growth (vs. prior yr) 27.2% 25.8% 22.7% 16.8% 10.7% Operating Income 37.4 $ 30.4 $ 41.6 $ 20.7 $ 33.1 $ % Margin 30.5% 24.7% 28.5% 16.9% 24.4% Net Income 25.3 $ 101.1 $ 27.7 $ 16.2 $ 23.8 $ % Growth (vs. prior yr) 64.9% 643.7% 79.3% (3.6%) (5.9%) % Margin 20.6% 82.2% 19.0% 13.2% 17.5% Diluted EPS 0.27 $ 1.07 $ 0.29 $ 0.17 $ 0.25 $ % Growth (vs. prior yr) 61.8% 623.2% 75.2% (5.6%) (7.8%) Net Cash From Operating Activities 36.7 $ 35.0 $ 60.3 $ 14.4 $ 38.0 $ Revenue Metrics Total Map Units (000s) 1,798 1,922 2,906 1,992 2,476 Media Revenue as % of Total 92% 90% 87% 89% 91% Distribution Revenue as % of Total 23% 20% 18% 19% 18% Distribution Units as % of In-Dash Total 46% 43% 41% 45% 43%

Selected Quarterly Metrics


Revenue (MM)
$150
$130
$110
$90
$70
$50
2Q05
3Q05
4Q05
1Q06
2Q06


Net Cash From Operating Activities (MM)
$80
$60
$40
$20
$0
2Q05
3Q05
4Q05
1Q06
2Q06


Map Units (000s)
3,000
2,500
2,000
1,500
1,000
500
0
2Q05
3Q05
4Q05
1Q06
2Q06


Headcount
2,100
1,900
1,700
1,500
1,300
1,100
900
2Q05
3Q05
4Q05
1Q06
2Q06

© 2006 NAVTEQ Corporation. All rights reserved.

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NAVTEQ

Map Units and Distribution Mix by Quarter Map Units and Distribution Mix by Quarter (in thousands) 2005 2006 Q1 Q2 Q3 Q4 TOTAL Q1 Q2 Map Units In-Dash 839 934 890 974 3,638 957 1,026 Portable Device 401 864 1,032 1,932 4,229 1,035 1,450 Total Map Units 1,240 1,798 1,922 2,906 7,867 1,992 2,476 Distribution Mix of In-Dash Units Europe 64% 62% 58% 58% 60% 66% 61% North America 16% 25% 25% 25% 23% 18% 20% Total 45% 46% 43% 41% 44% 45% 43% Note: Map units include initials, updates, additional regions, and all other maps used for route guidance.